UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORTEVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CORTEVA, INC.
2021 Annual Meeting
CORTEVA, INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD, BUILDING 735 WILMINGTON, DE 19805	Vote by May 6, 2021 11:59 PM ET

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You invested in CORTEVA, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 7, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of the 13 directors named in the Proxy Statement. Nominees:

1a.	Lamberto Andreotti	For

1b.	James C. Collins, Jr.	For

1c.	Klaus A. Engel	For

1d.	David C. Everitt	For

1e.	Janet P. Giesselman	For

1f.	Karen H. Grimes	For

1g.	Michael O. Johanns	For

1h.	Rebecca B. Liebert	For

1i.	Marcos M. Lutz	For

1j.	Nayaki Nayyar	For

1k.	Gregory R. Page	For

1l.	Kerry J. Preete	For

1m.	Patrick J. Ward	For

2.	Advisory resolution to approve executive compensation of the Company’s named executive officers.	For

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.	For

4.	Transaction of any other business as may properly come before the 2021 Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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